Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the Quarterly Report on Form 10-Q of Salton, Inc. for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Terry L. Polistina, Chief Executive Officer and President of Salton, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Salton, Inc..

Dated: November 14, 2008	By:	/s/ Terry L. Polistina
Terry L. Polistina
Chief Executive Officer and President